SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 1999
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                                VTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-20008                 74-2415696
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(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                    Number)           Identification No.)

   108 WILD BASIN ROAD, AUSTIN, TEXAS                               78746
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (512) 437-2700
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                                (NOT APPLICABLE)
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(Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS
         ------------

         The Registrant files herewith the exhibit listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS
            --------

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99       Press Release



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VTEL CORPORATION
                                  (Registrant)


Date: September 30, 1999          By:  /s/ Rodney S. Bond
                                      ------------------------------------------
                                      Rodney S. Bond
                                      Vice President-Finance and Chief
                                      Financial Officer





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